UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2023

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, OK 74119
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2023 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) was held on Tuesday, February 28, 2023 (the “2023 Annual Meeting”). The Company's stockholders voted on the following matters with final voting results described below.

1.The individuals listed below were elected at the 2023 Annual Meeting to serve as Directors of the Company until the Company's Annual Meeting of Stockholders in 2024.

	For	Against	Abstain	Broker Non-Vote
Delaney M. Bellinger	87,298,169	3,252,119	100,999	5,893,135
Belgacem Chariag	86,731,568	3,816,617	103,102	5,893,135
Kevin G. Cramton	86,739,044	3,813,981	98,262	5,893,135
Randy A. Foutch	74,799,423	15,747,868	103,996	5,893,135
Hans Helmerich	88,154,862	1,462,978	1,033,447	5,893,135
John W. Lindsay	89,751,397	816,443	83,447	5,893,135
José R. Mas	86,737,004	3,821,201	93,082	5,893,135
Thomas A. Petrie	86,437,005	4,115,056	99,226	5,893,135
Donald F. Robillard, Jr.	86,722,741	3,827,695	100,851	5,893,135
John D. Zeglis	82,103,723	8,445,383	102,181	5,893,135

Effective as of the 2023 Annual Meeting, the Board of Directors of the Company has reduced the size of the Board of Directors to 10.

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2023 was approved.

	For	Against	Abstain
	94,306,757	2,110,552	127,113

3. The advisory vote on the compensation of the Company's executives named in the Proxy Statement for the 2023 Annual Meeting was approved.

For	Against	Abstain	Broker-Non-Vote
85,195,882	5,013,754	441,651	5,893,135

4. A majority of stockholders approved, on an advisory basis, that the frequency of stockholder advisory votes to approve the compensation of the Company’s named executive officers should occur every year.

One Year	Two Years	Three Years	Abstain	Broker-Non-Vote
85,441,823	74,428	4,684,529	450,507	5,893,135

Based on these results, and consistent with the Board of Directors’ recommendation, the Board determined that the Company will hold an advisory vote on executive compensation every year until the next required say-on-pay frequency vote, which will occur no later than the Company’s 2029 Annual Meeting of Stockholders.

ITEM 8.01    OTHER EVENTS

On March 1, 2023, the Board of Directors of the Company declared a quarterly base cash dividend of $0.25 per share on its common stock and a quarterly supplemental cash dividend of $0.235 per share on its common stock. Both dividends are payable June 1, 2023, to stockholders of record at the close of business May 18, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary Date: March 1, 2023